SUPPLEMENT DATED NOVEMBER 1, 2026

TO THE UPDATING SUMMARY PROSPECTUS AND STATUTORY

PROSPECTUS DATED APRIL 30, 2026

OF FIDELITY FREEDOM LIFETIME INCOME®

ISSUED BY FIDELITY INVESTMENTS LIFE INSURANCE COMPANY (“FILI”)

This supplement should be read, retained, and used in conjunction with the Updating Summary Prospectus and Statutory Prospectus (collectively, the “Prospectuses”) of Fidelity Freedom Lifetime Income®.

Effective November 1, 2026, current expenses for the Fidelity VIP Freedom Lifetime Income Portfolios have changed.

The information in APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT relating to the Fidelity Lifetime Income Portfolios is replaced with the following:

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Seeks high total return with a secondary objective of principal preservation as the fund approaches its ultimate target asset allocation and beyond	Fidelity VIP Freedom Lifetime Income I Adviser: Fidelity Management & Research Company LLC	0.37%	9.70%	2.32%	4.36%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its ultimate target asset allocation and beyond	Fidelity VIP Freedom Lifetime Income II Adviser: Fidelity Management & Research Company LLC	0.39%	10.90%	3.32%	5.86%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its ultimate target asset allocation and beyond	Fidelity VIP Freedom Lifetime Income III Adviser: Fidelity Management & Research Company LLC	0.46%	13.62%	4.94%	7.50%

More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.dfinview.com/Fidelity/PUFT/FFLI. You can also request this information at no cost by calling 1-800-634-9361 or by sending an email request to filifunddocuments@fidelity.com.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

If you have questions, or if you would like to discuss allocation options, please contact a Fidelity Annuity Service Specialist at 800-634-9361, Monday through Friday, 8:30 a.m. to 7:30 p.m. Eastern time.

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